Exhibit 21

Parkway Properties and Affiliates

Name	State	Name	State	Name	State	Name	State
111 Capitol Building Limited Partnership	Mississippi	Parkway One Capital Manager, Inc.	Delaware	PKY Fund II Philadelphia III, LLC	Delaware	Thomas Properties Group Advisor, LLC	Delaware
111 East Wacker, LLC	Delaware	Parkway Orlando Manager, Inc.	Delaware	PKY Fund II Philadelphia IV, LLC	Delaware	Thomas Properties Group, LP	Maryland
2121 Market Street Associates, L.P.	Pennsylvania	Parkway Orlando, LLC.	Delaware	PKY Fund II Phoenix I, LLC	Delaware	Thomas SPE Corp.	Pennsylvania
7000 Central Park Amenitities LLC	Delaware	Parkway Properties General Partners, Inc.	Delaware	PKY Fund II Phoenix II, LLC	Delaware	TPG Austin Partner, LLC	Delaware
7000 Central Park Note LLC	Delaware	Parkway Properties LP	Delaware	PKY Fund II Phoenix III	Delaware	TPG/CaISTRS Austin, LLC	Delaware
7000 Central Park Propco LLC	Delaware	Parkway Properties Office Fund II, L.P.	Delaware	PKY Fund II Phoenix IV, LLC	Delaware	TPG/CaISTRS, LLC	Delaware
7000 Central Park JV LLC	Delaware	Parkway Properties Office Fund, L.P.	Delaware	PKY Fund II Phoenix V, LLC	Delaware	TPG/P&A 2101 Market, LLC	Pennsylvania
ChicagoOffice Invest, LLC	Delaware	Parkway Properties VIAD, LP	Delaware	PKY Fund II Smyrna I, LLC	Delaware	TPG/P&A 2101 Market, LP	Pennsylvania
EOLA Capital Asset MGT LLC	Delaware	Parkway Properties, Inc.	Maryland	PKY Fund II Tampa I, LLC	Delaware	TPG-2101 CityWest 3 & 4, LP	Delaware
EOLA Capital Investors LLC	Delaware	Parkway Realty Services of Illinois, LLC	Delaware	PKY Fund II Tampa II, LLC	Delaware	TPG-2101 CityWest 3 & 4 GP, LLC	Delaware
EOLA Capital LLC	Florida	Parkway Realty Services, LLC	Delaware	PKY Fund II Tampa III, LLC	Delaware	TPG-300 West 6th Street Mezzanine LLC	Delaware
EOLA Capital NC LLC	North Carolina	Parkway Tower Place 200, LLC	Delaware	PKY Fund, LLC	Delaware	TPG-300 West 6th Street, LLC	Delaware
EOLA Office Partners, LLC	Florida	Parkway Westshore, LLC	Delaware	PKY Lincoln, Place, LLC	Delaware	TPG-401 Congress Mezzanine LLC	Delaware
EOLA TRS LLC	Delaware	PKY 1250 Sam Houston, LLC	Delaware	PKY Lincoln Place Holdings LLC	Delaware	TPG-401 Congress, LLC	Delaware
FDG Deerwood North, LLC	Delaware	PKY 1300 Riverplace, LLC	Delaware	PKY Masters GP, LLC	Delaware	TPG-Austin Portfolio Holdings, LLC	Delaware
FDG Deerwood South, LLC	Delaware	PKY 1325 Dairy Ashford, LLC	Delaware	PKY Masters, LP	Delaware	TPG-CityWest Land GP, LLC	Delaware
Moore Building Associates LP	Delaware	PKY 222 S. Mill, LLC (formerly OJP Owner, LLC)	Delaware	PKY Masters TRS Austin Amenities LLC	Delaware	TPG-CityWest Land, LP	Delaware
Moore Garage LLC	Delaware	PKY 3200 SW Freeway, LLC (formerly Jackson Place Residences, LLC)	Delaware	PKY Masters TRS Equity Holding LLC	Delaware	TPG-EI Segundo Partners, LLC	California
New TPG-Four Points, LP	Texas	PKY 400 North Belt, LLC	Delaware	PKY Masters TRS Services LLC	Delaware	TPG-Land Investment Company IV, LP	Pennsylvania
Offices at Two Liberty Place, L.P.	Delaware	PKY 40867 Lake Forest, LLC	Delaware	PKY Masters TRS Amenitites LLC	Delaware	TPG-Land Investment Company, LLC	Delaware
Parkway 2100 Ross, LLC	Delaware	PKY Carlton, LLC	Delaware	PKY OOC, LLC	Delaware	TPG-New FP GP, LLC	Delaware
Parkway 214 N. Tryon, LLC	Delaware	PKY Central Park Way, LLC	Delaware	PKY Phoenix VI, LLC	Delaware	TPG-New FP LP, LLC	Delaware
Parkway 233 North Michigan Manager, Inc.	Delaware	PKY CYP4 LLC	Delaware	PKY Rio Salado, LLC	Delaware	TPG-OCS Holding Company, LLC	Delaware

Parkway 233 North Michigan, LLC	Delaware	PKY Deerwood, LLC	Delaware	PKY Royal Centre LLC	Delaware	TPG-One American Center Mezzanine LLC	Delaware
Parkway 525 N. Tryon, LLC (formerly Jackson Place Parking, LLC)	Delaware	PKY Finance AZ, LLC	Delaware	PKY Royal Centre JV LLC	Delaware	TPG-One American Center, LLC	Delaware
Parkway 550 South Caldwell, LLC	Delaware	PKY Fund II Atlanta Club, LLC	Delaware	PKY Squaw Peak, LLC	Delaware	TPG-One Congress Plaza Mezzanine LLC	Delaware
Parkway Chicago, LLC	Delaware	PKY Fund II Atlanta II, LLC	Delaware	PKY TAG Lincoln Place, LLC	Delaware	TPG-One Congress Plaza, LLC	Delaware
Parkway Hancock Texas Manager, LLC	Delaware	PKY Fund II Austin I, LLC	Delaware	PKY Woodbranch, LLC	Delaware	TPG-Preferred Equity, LLC	Delaware
Parkway Hancock Texas, LLC	Delaware	PKY Fund II Buckhead, LLC	Delaware	TPG-2101 CityWest 1&2 GP, LLC	Delaware	TPG-San Felipe Plaza GP, LLC	Delaware
Parkway Jackson, LLC	Delaware	PKY Fund II Charlotte I, LLC	Delaware	TPG-2101 CityWest 1&2, LP	Delaware	TPG-San Felipe Plaza, LP	Delaware
Parkway Joint Venture, LLC	Delaware	PKY Fund II Jacksonville I, LLC	Delaware	PMC 2121 Market Limited Partner, LLC	Pennsylvania	TPG-San Jacinto Center Mezzanine LLC	Delaware
Parkway JHLIC LP	Delaware	PKY Fund II Orlando I, LLC	Delaware	PPOF II, LLC	Delaware	TPG-San Jacinto Center, LLC	Delaware
Parkway Lamar, LLC	Mississippi	PKY Fund II Philadelphia GP, LLC	Delaware	TCS Mezzanine GP,LLC	Delaware	Two Liberty Place, L.P.	Delaware
Parkway Moore LLC	Delaware	PKY Fund II Philadelphia I, LP	Delaware	TCS SPE I,LP	Delaware
Parkway One Capital City Plaza, LLC	Delaware	PKY Fund II Philadelphia II GP, LLC	Delaware	TDP-Commerce Square Gen-Par, Inc.	Delaware
Parkway One Capital LLC	Delaware	PKY Fund II Philadelphia II, LP	Delaware	TDP-Commerce Square Gen-Par, LLC.	Delaware

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